UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 4, 2014
Date of Report (Date of earliest event reported)

_________________________

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 4, 2014, American Realty Capital Properties, Inc. (the “Company”) issued a press release announcing that its operating partnership, ARC Properties Operating Partnership, L.P., and its wholly owned subsidiary, Clark Acquisition, LLC, have commenced a private offering of senior notes due 2017, senior notes due 2019 and senior notes due 2024 in an aggregate principal amount to be determined. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The other purpose of this Current Report on Form 8-K is to file under the Securities Exchange Act of 1934, as amended, certain updated information concerning the Company’s property portfolio at December 31, 2013. Such information is provided in Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company, dated February 4, 2014
99.2	Information Concerning Property Portfolio at December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: February 4, 2014

By: /s/ Nicholas S. Schorsch

Name: Nicholas S. Schorsch
Title: Chief Executive Officer and Chairman of the Board of Directors